PROVISION FOR INCOME TAXES (Details) - USD ($)	12 Months Ended
	Aug. 31, 2017	Aug. 31, 2016	Aug. 31, 2015
Income Tax Disclosure [Abstract]
Net Operating loss carryforward	$ 6,047,110	$ 96,014	$ 47,547
Effective tax rate	35.00%	35.00%	35.00%
Deferred tax asset	$ 2,116,489	$ 33,605	$ 16,641
Less: valuation allowance	(2,116,489)	(33,605)	(16,641)
Net deferred tax asset	$ 0	$ 0	$ 0